Scudder
Zero  Coupon
2000 Fund

Annual  Report
December  31, 1996

Pure No-Load(TM) Funds

For investors who seek as high an investment return over a select period as is consistent with investment in U.S. government securities and the minimization of reinvestment risk.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Management Discussion
   8  Investment Portfolio
   9  Financial Statements
  12  Financial Highlights
  13  Notes to Financial Statements
  15  Report of Independent Accountants
  16  Shareholder Meeting Results
  17  Officers and Trustees
  18  Investment Products and Services
  19  How to Contact Scudder

                                    In Brief

o Despite a period of conflicting economic indicators and Treasury yields that rose across the board, Scudder Zero Coupon 2000 Fund posted a positive total return of 0.65% for its most recent fiscal year.

Average Annual Total Returns for Periods Ended December 31, 1996

                     Scudder Zero     Lehman Brothers
                     Coupon 2000   Government/Corporate
 Period                 Fund              Index

 1 year                 0.65%             2.90%
 5 years                6.72%             7.17%
 10 years               7.96%             8.37%

o We lowered the Fund's duration during 1996, selling those bonds with the longest remaining maturities to bring overall portfolio duration to 3.9 years, in line with the Fund's target year.

                         2-SCUDDER ZERO COUPON 2000 FUND

                        Letter From the Fund's President

Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format, which is being gradually introduced for all Scudder funds, is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     This annual report for Scudder Zero Coupon 2000 Fund covers a year which witnessed large swings of opinion concerning the direction of the U.S. economy and interest rates. In an environment of market uncertainty that featured an increase in Treasury yields, the Fund posted a 0.65% total return for the 12-month period. Please read the portfolio management discussion beginning on page 5 for more information.

     As part of Scudder's ongoing efforts to meet the needs of investors, we recently launched an innovative new product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Growth, Balanced, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder funds, and each is geared toward people with different investment goals and risk tolerances -- a team of Scudder's investment professionals makes allocation decisions accordingly.

     We'd like to remind you that new legislation passed last summer significantly raised IRA contribution limits for many married couples. Beginning with the 1997 tax year, married couples with one income may contribute up to $4,000 jointly per year -- an increase of $1,750 from the previous limit. This change may enhance your ability to use an IRA to defer taxes and let your retirement assets grow over time. For more information on Scudder products and services, please turn to page 18. If you have questions about Scudder Zero Coupon 2000 Fund, please contact a Scudder Investor Information representative at 1-800-225-2470, or visit Scudder's Web site at funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Zero Coupon 2000 Fund

                         3-SCUDDER ZERO COUPON 2000 FUND

PERFORMANCE UPDATE as of December 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER ZERO COUPON 2000 FUND
--------------------------------------
1 Year    $10,065        .65%    .65%
5 Year    $13,843      38.43%   6.72%
10 Year   $21,500     115.00%   7.96%

--------------------------------------
LB GOVERNMENT/CORPORATE BOND INDEX
--------------------------------------
1 Year    $10,290      2.90%    2.90%
5 Year    $14,143     41.43%    7.17%
10 Year   $22,356    123.56%    8.37%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

SCUDDER ZERO COUPON 2000 FUND
Year            Amount
----------------------
'86            $10,000
'87            $ 9,199
'88            $10,276
'89            $12,371
'90            $12,939
'91            $15,531
'92            $16,794
'93            $19,481
'94            $17,937
'95            $21,360
'96            $21,500

LB GOVERNMENT/CORPORATE BOND INDEX
Year            Amount
----------------------
'86            $10,000
'87            $10,229
'88            $11,005
'89            $12,571
'90            $13,613
'91            $15,808
'92            $17,006
'93            $18,882
'94            $18,220
'95            $21,726
'96            $22,356

The unmanaged Lehman Brothers (LB) Government/Corporate Bond Index is composed of U.S. government treasury and agency securities, corporate and Yankee bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31

                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $10.34  $10.92  $12.61  $12.27  $13.76  $12.55  $12.85  $10.95  $12.38  $11.77
INCOME DIVIDENDS..   $ 1.22  $  .63  $  .52  $  .83  $  .94  $  .93  $  .83  $  .31  $  .62  $  .68
CAPITAL GAINS
DISTRIBUTIONS.....   $  .11  $ --    $  .03  $  .08  $ --    $ 1.39  $  .89  $  .59  $ --    $ --
FUND TOTAL
RETURN (%)........    -8.01   11.71   20.39    4.59   20.03    8.13   16.00   -7.92   19.08     .65
INDEX TOTAL
RETURN (%)........     2.29    7.58   14.23    8.28   16.12    7.58   11.03   -3.51   19.24    2.90


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not temporarily capped expenses, the average annual total returns for the Fund would have been lower.

                         4-SCUDDER ZERO COUPON 2000 FUND

                         Portfolio Management Discussion
Dear Shareholders,

During the Fund's most recent fiscal year ended December 31, 1996, the bond market had difficulty making up its mind about where it thought the U.S. economy and interest rates were headed. In the face of shifting sentiment, we remained cautious and kept the Fund in a neutral stance. Yields of five-year Treasury securities rose more than three quarters of a percentage point and their prices declined 3.6%, contributing to the Fund's modest total return of 0.65% for 1996. The unmanaged Lehman Brothers Government/Corporate Bond Index's return during 1996 was 2.90%. The Fund's net asset value declined $0.61 to $11.77, while the Fund paid $0.68 per share in income distributions to shareholders during the period.

                            An Uncertain Bond Market

During the Fund's most recent fiscal year, bond prices moved alternately higher and lower as opinions concerning the direction of the economy swung from one extreme to the other. At the start of 1996, weakening economic indicators led many market participants to believe that the U.S. economy might be falling into a recession. The economy soon gained some strength, however, and the consensus of economists' opinions shifted to an expectation of a soft economic landing and moderate inflation. At mid-year, the bond market struggled as the numbers seemed to forecast very strong economic growth and an outbreak of inflation -- shoppers were returning to retail stores, and hiring was increasing significantly. But by late summer, moderating economic indicators soothed the market somewhat. Bond yields declined from their peak and the economy retreated as consumers seemed to feel the weight of their personal debt -- credit card debt service payments as a percentage of disposable income rose to an all-time high in 1996. Despite the year-end moderation, Treasury yields ended the year sharply higher across most of the maturity spectrum as shown in the accompanying chart.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHARE HERE

LINE CHART TITLE:        U.S. Treasury Yields--
                         12/31/95 versus 12/31/96

CHART DATA:

           12/31/95       12/31/96

3 mos        5.072          5.186
6 mos        5.147          5.297
1 yr         5.132          5.488
2 yrs        5.150          5.868
3 yrs        5.208          6.010
5 yrs        5.374          6.206
10 yrs       5.570          6.418
30 yrs       5.949          6.641


                                Portfolio Review

Our goal in managing Scudder Zero Coupon 2000 Fund is to maximize the value of your investment on the December 2000 maturity date. Since zero coupon bonds such as those held by the Fund lack the cushion of regular interest payments, the Fund can be more volatile than other fixed-income investments of comparable maturity. Because some shareholders may need to redeem Fund shares before the maturity date, we try to limit share price volatility where possible while at the same time seeking a higher return than other fixed-income investments.

                         5-SCUDDER ZERO COUPON 2000 FUND

At the start of the year, we extended the Fund's duration slightly to take advantage of the market's favorable reaction to weak first quarter economic signals and the possibility of falling interest rates. (Duration gives relative weight to both interest and principal payments and has replaced maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.) But as the bond market grew somewhat volatile in the second quarter, we lowered the duration to below that of the benchmark Lehman Brothers Government/Corporate Index. Presently the Fund's duration stands at 3.9 years, a neutral stance in the middle of its permissible range of three years to five years.

                                New Possibilities

We are excited by the economic possibilities that we believe are awaiting us all during the latter part of the 1990s. In our view, rapid technological advances, falling trade barriers, and worldwide deregulation are forging a new U.S. economy characterized not only by significant growth but also declining inflation. Before this new economy can take root, however, we expect a transitional period of weak economic activity -- consumers are currently weighed down by debt, and more banks are tightening lending to consumers than at any time since the 1989-90 recession. Following this transition, growth accompanied by even lower inflation can assert itself. This scenario would be favorable for bonds, which have been outshone by stocks between 1994 and 1996 but remain an


                         6-SCUDDER ZERO COUPON 2000 FUND
important ingredient of a balanced investment portfolio. Any reductions in interest rates would particularly benefit the zero coupon bonds held by the Fund. These bonds generally react more strongly than other Treasury securities to changes in interest rates.

As we approach the Scudder Zero Coupon 2000 Fund's target year, we will monitor events influencing the bond market closely and adjust the Fund's duration and maturity structure accordingly. We will continue to seek to maximize the Fund's net asset value on its maturity date.

Sincerely,

Your Portfolio Management Team

/s/Renee L. Ross                 /s/Ruth Heisler
Renee L. Ross                    Ruth Heisler

/s/Stephen A. Wohler
Stephen A. Wohler

                               Scudder Zero Coupon
                                   2000 Fund:
                          A Team Approach to Investing

  Scudder Zero Coupon 2000 Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Scudder Zero Coupon 2000 Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Ruth Heisler has responsibility for overseeing the Fund's day-to-day operations and setting the Fund's investment strategy. Ruth has been in charge of security selection since 1988 and has been involved in bond research and investing at Scudder since 1953. Renee L. Ross, Portfolio Manager, assists Ruth with trading bonds for the Fund's portfolio. Renee has worked on the team since 1986 and at Scudder since 1981. Stephen Wohler, Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Steve has over 15 years' experience managing fixed income investments and has been with Scudder since 1979.

                         7-SCUDDER ZERO COUPON 2000 FUND


                           INVESTMENT PORTFOLIO as of December 31, 1996

                                                                                           Principal         Market
                                                                                          Amount ($)      Value ($)
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES 100%
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.125%, 11/30/98..................................................       290,000        286,149
U.S. Treasury Note, 5%, 1/31/99.......................................................       275,000        270,231
U.S. Treasury Separate Trading Registered Interest and Principal, 2/15/00, (6.07%*)...        87,000         72,173
U.S. Treasury Separate Trading Registered Interest and Principal, 5/15/00, (6.08%*)...     1,716,000      1,401,886
U.S. Treasury Separate Trading Registered Interest and Principal, 11/15/00, (6.12%*)..    10,241,000      8,108,312
U.S. Treasury Separate Trading Registered Interest and Principal, 2/15/01, (6.14%*)...    10,807,000      8,422,111
U.S. Treasury Separate Trading Registered Interest and Principal, 11/15/01, (6.19%*)..     8,400,000      6,241,788
U.S. Treasury Separate Trading Registered Interest and Principal, 2/15/02, (6.21%*)...       974,000        711,994
----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCIES (Cost $24,914,154)                                                      25,514,644
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $24,914,154) (a)                                               25,514,644
----------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $24,970,906. At December 31, 1996, unrealized appreciation based on tax cost consisted entirely of aggregated gross unrealized appreciation of $543,738.

  * Bond equivalent yield to maturity; not a coupon rate.

The accompanying notes are an integral part of the financial statements.


                            8 - SCUDDER ZERO COUPON 2000 FUND


                                   Financial Statements

                           Statement of Assets and Liabilities
                                 as of December 31, 1996

Assets
-----------------------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $24,914,154) (Note A)...................    $ 25,514,644
          Cash............................................................................             461
          Interest receivable.............................................................           7,102
          Receivable for Fund shares sold.................................................          61,785
                                                                                              ------------
          Total assets....................................................................      25,583,992

Liabilities
-----------------------------------------------------------------------------------------------------------------
          Payable for fund shares redeemed................................................    $    111,567
          Other accrued expenses (Note C).................................................          32,011
                                                                                              ------------
          Total liabilities...............................................................         143,578
-----------------------------------------------------------------------------------------------------------------
          Net assets, at market value.....................................................      25,440,414
-----------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------
          Net assets consist of:
          Undistributed net investment income.............................................         689,568
          Unrealized appreciation on investments..........................................         600,490
          Accumulated net realized loss...................................................      (1,492,259)
          Paid-in capital.................................................................      25,642,615
-----------------------------------------------------------------------------------------------------------------
          Net assets, at market value.....................................................    $ 25,440,414
-----------------------------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------------
          Net Asset Value, offering and redemption price per share ($25,440,414 /2,161,757
            outstanding shares of beneficial interest, $.01 par value, unlimited              ------------
            number of shares authorized)..................................................    $      11.77
                                                                                              ------------
The accompanying notes are an integral part of the financial statements.


                         9 - SCUDDER ZERO COUPON 2000 FUND


                                 Statement of Operations
                               year ended December 31, 1996

Investment Income
-----------------------------------------------------------------------------------------------------------------
           Interest.......................................................................    $  1,697,238
                                                                                              ------------

           Expenses:
           Management fee (Note C)........................................................    $    158,725
           Services to shareholders (Note C)..............................................          86,912
           Custodian and accounting fees (Note C).........................................          43,519
           Trustees' fees and expenses (Note C)...........................................          18,169
           Auditing.......................................................................          27,085
           Reports to shareholders........................................................          19,650
           Registration fees..............................................................          14,329
           Legal..........................................................................          12,031
           Other..........................................................................           4,383
                                                                                              ------------
           Total expenses before reductions...............................................         384,803
           Expense reductions (Note C)....................................................        (120,119)
                                                                                              ------------
           Expenses, net..................................................................         264,684
-----------------------------------------------------------------------------------------------------------------
           Net investment income..........................................................       1,432,554
-----------------------------------------------------------------------------------------------------------------

Realized and unrealized loss on investment transactions
-----------------------------------------------------------------------------------------------------------------
           Net realized loss from investments.............................................        (261,794)
           Net unrealized depreciation on investments during the period...................      (1,086,030)
-----------------------------------------------------------------------------------------------------------------
           Net loss on investment transactions............................................      (1,347,824)
-----------------------------------------------------------------------------------------------------------------
           Net increase in net assets resulting from operations...........................    $     84,730
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


                     10 - SCUDDER ZERO COUPON 2000 FUND


                           Statements of Changes in Net Assets


                                                                                              Years Ended December 31,
Increase (Decrease) in Net Assets                                                               1996            1995
------------------------------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income...........................................................   $   1,432,554  $   1,502,114
          Net realized gain (loss) from investments.......................................        (261,794)       233,090
          Net unrealized appreciation (depreciation) on investments during the period.....      (1,086,030)     2,939,161
                                                                                             -------------  -------------
          Net increase in net assets resulting from operations............................          84,730      4,674,365
                                                                                             -------------  -------------
          Distributions to shareholders from net investment income........................      (1,477,442)    (1,407,675)
                                                                                             --------------  -------------
          Fund share transactions:
          Proceeds from shares sold.......................................................       6,651,479     13,696,852
          Net asset value of shares issued to shareholders in reinvestment of
            distributions.................................................................       1,435,813      1,372,320
          Cost of shares redeemed.........................................................     (10,477,503)   (13,980,558)
                                                                                             -------------  -------------
          Net increase (decrease) in net assets from Fund share transactions..............      (2,390,211)     1,088,614
                                                                                             -------------  -------------
          Increase (decrease) in net assets...............................................      (3,782,923)     4,355,304
          Net assets at beginning of period...............................................      29,223,337     24,868,033
          Net assets at end of period (including undistributed net investment income         -------------  -------------
            of $689,568 and $734,456, respectively).......................................   $  25,440,414  $  29,223,337
                                                                                             -------------  -------------

Other Information
------------------------------------------------------------------------------------------------------------------------------
          Increase (decrease) in Fund shares
          Shares outstanding at beginning of period.......................................       2,359,785      2,271,921
                                                                                             -------------  -------------
          Shares sold.....................................................................         560,049      1,155,838
          Shares issued to shareholders in reinvestment of distributions..................         122,172        116,327
          Shares redeemed.................................................................        (880,249)    (1,184,301)
                                                                                             -------------  -------------
          Net increase (decrease) in Fund shares..........................................        (198,028)        87,864
                                                                                             -------------  -------------
          Shares outstanding at end of period.............................................       2,161,757      2,359,785
                                                                                             -------------  -------------

The accompanying notes are an integral part of the financial statements.


                     11 - SCUDDER ZERO COUPON 2000 FUND


                                          Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           Years Ended December 31,
                                  1996(a)   1995     1994     1993     1992     1991     1990     1989     1988    1987(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period............  $12.38   $10.95   $12.85   $12.55   $13.76   $12.27   $12.61   $10.92   $10.34   $12.62
Income from investment           ------------------------------------------------------------------------------------------
  operations:
Net investment income............     .64      .65      .59      .79      .94      .99      .86      .51      .63      .91
Net realized and unrealized
  gain (loss) on investments.....    (.57)    1.40    (1.59)    1.23      .17     1.44     (.29)    1.73      .58    (1.86)
                                 ------------------------------------------------------------------------------------------
Total from investment operations.     .07     2.05    (1.00)    2.02     1.11     2.43      .57     2.24     1.21     (.95)
Less distributions:              ------------------------------------------------------------------------------------------
From net investment income.......    (.68)    (.62)    (.31)    (.83)    (.93)    (.94)    (.83)    (.52)    (.63)   (1.22)
From net realized gains on
  investments....................      --       --     (.59)    (.89)   (1.39)      --     (.08)    (.03)      --     (.11)
                                 ------------------------------------------------------------------------------------------
Total distributions..............    (.68)    (.62)    (.90)   (1.72)   (2.32)    (.94)    (.91)    (.55)    (.63)   (1.33)
Net asset value, end of          ------------------------------------------------------------------------------------------
  period.........................  $11.77   $12.38   $10.95   $12.85   $12.55   $13.76   $12.27   $12.61   $10.92   $10.34
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b).............     .65    19.08    (7.92)   16.00     8.13    20.03     4.59    20.39    11.71    (8.01)
Ratios and Supplemental Data
Net assets, end of period
  ($ millions)...................      25       29       25       31       29       33       33       32        5        2
Ratio of operating expenses,
  net, to average daily net
  assets (%).....................    1.00     1.00     1.00     1.00     1.00     1.00     1.00     1.00     1.00     1.00
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%).....................    1.45     1.48     1.47     1.28     1.28     1.23     1.39     1.62     3.37     4.13
Ratio of net investment income
  to average daily net
  assets (%).....................    5.42     5.59     5.23     5.29     6.38     7.12     7.62     7.10     8.10     8.13
Portfolio turnover rate (%)......    85.2     86.6     89.3    101.6    118.8     90.7     98.5     87.1    149.2     37.3

(a) Based on monthly average shares outstanding during the period.
(b) Total returns would have been lower had certain expenses not been reduced.


                     12 - SCUDDER ZERO COUPON 2000 FUND

                  Notes to Financial Statements

               A. Significant Accounting Policies

Scudder Zero Coupon 2000 Fund (the "Fund") is organized as a diversified series of Scudder Funds Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund primarily invests in U.S. Government zero coupon securities. At least 50% of the Fund's net assets will be invested in zero coupon securities maturing within two years of the Fund's target maturity date. It is expected that the Fund will be liquidated in December of the year 2000.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $1,436,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($884,000,) December 31, 2003 ($178,000), and December 31, 2004 ($374,000) the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is generally recorded on the accrual basis under the amortized cost method whereby the Fund adjusts the cost of each investment assuming a constant

                 13 - SCUDDER ZERO COUPON 2000 FUND
accretion to maturity of any discount. All original issue discounts are accreted for both tax and financial reporting purposes. Distributions to shareholders are recorded on the ex-dividend date.


                B. Purchases and Sales of Securities

During the year ended December 31, 1996, purchases and sales of investment securities were $22,709,616 and $26,974,077, respectively.

                        C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% of the average daily net assets of the Fund computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets until December 31, 1997. For the year ended December 31, 1996, the management fee aggregated $158,725, of which $120,119 was not imposed.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend disbursing and shareholder service agent for the Fund. For the year ended December 31, 1996, $56,774 the amount charged to the Fund by SSC, of which $5,799 was unpaid at December 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the year ended December 31, 1996, the amount charged to the Fund by STC aggregated $10,653, of which $1,202 is unpaid at December 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $37,500, of which $3,125 was unpaid at December 31, 1996.

The Fund pays each Trustee not affiliated with the Adviser $2,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1996, Trustees' fees and expenses aggregated $18,169.

                 14 - SCUDDER ZERO COUPON 2000 FUND

               Report of Independent Accountants

To the Trustees of Scudder Funds Trust and the Shareholders of Scudder Zero Coupon 2000 Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Zero Coupon 2000 Fund including the investment portfolio, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Zero Coupon 2000 Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                         COOPERS & LYBRAND L.L.P.
February 14, 1997


                 15 - SCUDDER ZERO COUPON 2000 FUND

                           Shareholder Meeting Results

A special meeting of shareholders of Scudder Zero Coupon 2000 Fund was held on Monday, December 2, 1996, at the offices of Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York. The two matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of seven Trustees to hold office until their respective successors shall have been duly elected and qualified.

                                              Number of Votes:
                                              ----------------
               Trustee:            For          Withheld       Broker Non-Votes*
               --------            ---          --------       -----------------
       Daniel Pierce            1,253,382        21,213                0
       Sheryle J. Bolton        1,252,790        21,805                0
       Thomas J. Devine         1,249,595        25,000                0
       Peter B. Freeman         1,249,567        25,028                0
       Dudley H. Ladd           1,253,364        21,232                0
       Dr. Wilson Nolen         1,249,634        24,961                0
       Kathryn L. Quirk         1,253,188        21,407                0

2. Ratification or rejection of the action taken by the Board of Trustees in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1997.

                            Number of Votes:
                            ----------------
        For            Against            Abstain           Broker Non-Votes*
        ---            -------            -------           -----------------
     1,221,228         13,054              40,313                   0
--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                        16-SCUDDER ZERO COUPON 2000 FUND

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Sheryle J. Bolton
Trustee; Consultant

Thomas J. Devine
Trustee; Consultant

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dudley H. Ladd*
Trustee

Dr. Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Thomas M. Poor*
Vice President

*Scudder, Stevens & Clark, Inc.

                        17-SCUDDER ZERO COUPON 2000 FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U. S. Income
------------
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Zero Coupon 2000 Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                        18-SCUDDER ZERO COUPON 2000 FUND

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------

                For existing account services and transactions
                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
                  Scudder Electronic Account Services --
                  http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions
                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------

                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions
                  Scudder Investor Relations -- 1-800-225-2470
                                                Investor.Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------

                To receive information about this discount brokerage service and to obtain an application
                  Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------

                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton            Chicago               San Francisco
                   Boston                New York

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.


                For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.
** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses.
Please read it carefully before you invest or send money.

                        19-SCUDDER ZERO COUPON 2000 FUND

                 Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.